CHS ELECTRONICS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                 June ____, 1996

RAYMOND JAMES & ASSOCIATES, INC.,
as representative of the several
underwriters (the "Representative"),
880 Carillon Parkway
St. Petersburg, Florida 33716

Dear Sirs:

        Subject to the terms and conditions stated herein (i) CHS ELECTRONICS, INC., a Florida corporation (the "Company") proposes to issue and sell to the Underwriters named in SCHEDULE I (the "Underwriters") an aggregate of 3,001,539 shares (the "Company Firm Shares") of the Company's authorized common stock, par value $.001 per share ("Common Stock"), and (ii) certain shareholders of the Company named in SCHEDULE II hereto (the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 1,583,461 shares of Common Stock in the respective amounts set forth opposite their names in SCHEDULE II hereto ("Shareholder Firm Shares" and together with the Company Firm Shares the "Firm Shares"). Furthermore, at the election of the Underwriters and subject to the terms and conditions stated herein, the Company proposes to sell to the Underwriters an aggregate of 687,750 shares of Common Stock (the "Optional Shares"). The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares.

               1.     REPRESENTATIONS AND WARRANTIES

               (A) REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL SELLING SHAREHOLDERS. The Company and the Principal Selling Shareholders (as hereinafter defined) hereby jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                      (i) A registration statement on Form S-1 (File No.
               333-03864) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters, or (B) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Underwriters prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined);

               the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

                      (ii) No order preventing or suspending the use of any
               Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or the Selling Shareholders, threatened or contemplated by the Commission or the securities authority of any state or other jurisdiction.

                      (iii) When any Preliminary Prospectus was filed with the
               Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any of the Underwriters specifically for use therein.

                      (iv) The descriptions in the Registration Statement and
               the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                      (v) The Company and each of its subsidiaries has been duly incorporated or organized, as the case may be, is validly existing as a corporation or other legal entity, is in good standing under the laws of its jurisdiction of incorporation or organization and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation or other legal entity and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure, to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company (a "Material Adverse Effect").

                      (vi) The Company's authorized, issued and outstanding
               capital stock is as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company and each of its subsidiaries which is a corporation and all of the Company's ownership interests of every subsidiary which is not a corporation have been duly authorized and validly issued, are fully paid for and are not subject to any claim for payment by the issuing corporation or other such entity. The Common Stock conforms to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company and each of its subsidiaries which is a corporation has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity has any preemptive or other rights to subscribe for any of the Shares.

                      (vii) The Company does not own, directly or indirectly,
               any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other entity or association other than those listed on
               Exhibit 22 to the Registration Statement. The Company owns 100% of the issued and outstanding capital stock of each of its subsidiaries listed on such Exhibit 22, except for the subsidiaries (A) organized under the laws of England, Hungary, Peru and Uruguay, as to each of which it owns 99.2%, 51%, 60% and 50%, respectively, of the issued and outstanding capital stock or other type of ownership interest, as the case may be, and (B) organized under the laws of Belgium, France and Portugal as to each of which it owns approximately 99.997% of the issued and outstanding capital stock or other type of ownership interest, as the case may be.

                      (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                      (ix) Since the date of the most recent audited financial
               statements included in the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                      (x) Since the respective dates as of which information is
               given in the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company,
               (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock, or any material increase or decrease in the long-term debt or short-term debt of the Company, and (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company, in each case other than as disclosed in or contemplated by the Prospectus.

                      (xi) The Shares to be issued and sold by the Company have
               been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus and the certificates evidencing the Shares will comply with all applicable requirements of Florida law.

                      (xii) Except as disclosed in the Prospectus, there are no
               contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (unless any such right has been exercised or effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                      (xiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, and the Company has taken all actions reasonably necessary for it to assure that such exemptions from registration would continue to be operative during all applicable periods of time required by law.

                      (xiv) The Company and each of its subsidiaries is not, nor with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or other organic document or Bylaws or other self-regulatory rules or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, which default would have a Material Adverse Effect.

                      (xv) The issue and sale of the Shares to be issued and
               sold by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which its properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

               (xvi) The Company and each of its subsidiaries has good title to all personal property owned by it free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company. The Company does not own any real property, except as described in the Prospectus.

                      (xvii) No consent, approval, authorization, order or
               declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                      (xviii) Other than as disclosed in the Prospectus, there
               is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the knowledge of the Company or the Selling Shareholders, threatened (or any basis therefor) in which the Company is a party or of which any of its properties or assets is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect. The Company is not in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a Material Adverse Effect, and the Company is not required to take any action in order to avoid any such violation or default.

                      (xix) Grant Thornton, LLP, which has audited certain
               financial statements of the Company for the fiscal years ended December 31, 1993, 1994, and 1995, and BDO Binder AG, and Arthur Andersen, LLP which have audited the financial statements of certain subsidiaries of the Company are, and were at all times during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                      (xx) The financial statements and schedules (including the related notes) of the Company included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied (or, if not consistently applied, as applied on the basis stated in such financial statements and schedules or the related notes thereto) throughout the periods involved and fairly present the financial position and results of operations of the company, at the dates and for the periods presented. The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

                      (xxi) This Agreement has been duly authorized, executed
               and delivered by the Company and the Selling Shareholders.

                      (xxii) None of the Company, any of its subsidiaries, any
               of the Selling Shareholders or, to the knowledge of the Company or the Principal Selling Shareholders, their respective officers, directors or Affiliates, as that term is defined under the Act and the Rules and Regulations of the Commission promulgated thereunder (the "Rules and Regulations") has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                      (xxiii) The Company has obtained for the benefit of the
               Company and the Underwriters from each of its directors, executive officers, all Selling Shareholders and certain other shareholders of the Company a written agreement (a "Lockup Letter") that for a period of 180 days from the date of the Prospectus with respect to all Principal Selling Shareholders so named on SCHEDULE II hereto (the "Principal Selling Shareholders") all officers, directors, and certain other shareholders; and (ii) for a period of 90 days from the date of the Prospectus with respect to all Non-principal Selling Shareholders so named in SCHEDULE II hereto (the "Non-principal Selling Shareholders"), such Non-Principal Selling Shareholders, will not, without the prior written consent of the Representative on behalf of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

                      (xxiv) Neither the Company nor any of its subsidiaries,
               nor, to the knowledge of the Company or any of its subsidiaries, any other director, officer, agent, employee, Affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment kickback or other payment unlawful under the laws of the United States or any foreign jurisdiction.

                      (xxv) The Company and each of its subsidiaries are in
               compliance in all material respects with all foreign, federal, state, and local laws, treaties, ordinances, rules, and regulations and Executive Orders (collectively, "Laws"), and the Company and each of its subsidiaries has all licenses, permits and authorizations necessary to operate under all Laws, except where the failure to have such license, permit or authorization would not (individually or in the aggregate with respect to all such failures) have a Material Adverse Effect and are in compliance in all material respects with all terms and conditions of such licenses, permits and authorizations; neither the Company nor any of its subsidiaries has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law; and there is no pending or, to the knowledge of the Company and each of its subsidiaries, threatened claim, litigation or any administrative agency proceeding, nor has the Company or any of its subsidiaries received any written or oral notice from any governmental entity or third party, that without limiting the generality of the foregoing: (A) alleges a violation of any Laws by the Company or any of its subsidiaries;
               (B) alleges the Company or any of its subsidiaries is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. /section/ 9602 ET SEQ. or any state superfund law; (C) alleges possible contamination of the environment by the Company or any of its subsidiaries; or (D) alleges any violation of any export control Laws or Executive Orders issued pursuant to such Laws by the Company or any of its subsidiaries.

                      (xxvi) The Company owns or has the right to use all
               patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets

               (collectively, "Intellectual Property Rights") necessary to conduct its business as presently conducted and as described in the Prospectus, and as the Prospectus indicates the Company proposes to conduct as business, except where the failure to own or have such rights would not have a Material Adverse Effect; and to the knowledge of the Company, the Company has not infringed and is not infringing, and the Company has not received notice of infringement with respect to, asserted Intellectual Property Rights of others and there is no infringement by others of Intellectual Property Rights of the Company, in either case which might result in a Material Adverse Effect.

                      (xxvii) The Company is insured by insurers of recognized
               financial responsibility against such losses and risks and in such amounts as management of the Company deems prudent and in the best interests of the Company and its shareholders; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

                      (xxviii) The Company and each of its subsidiaries makes
               and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company, (C) access to the assets of the Company is permitted only in accordance with management's authorization, and (D) the recorded accountability for assets of the Company is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (xxix) The Company and each of its subsidiaries has filed
               all foreign, federal, state and local tax returns that are required to be filed by it and has paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no deficiency with respect to any such return has been assessed or, to the knowledge of the Company, proposed which might result in a Material Adverse Effect.

                      (xxx) The Company is not, will not become as a result of
               the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                      (xxxi) The Company and each of its affiliates, as that
               term is defined in Section 517.021(l), Florida Statutes, has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba and certain other persons and entities.

                      (xxxii) All employee benefit plans (as defined in Section
               3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") established, maintained or contributed to by the Company comply in all material respects with the requirements of ERISA and no employee pension benefit plan (as defined in Section 3(2) of ERISA) has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability (other than for the payment of premiums) to the Pension Benefit Guaranty Corporation;


                      (xxxiii) The Shares have been duly included for trading,
               subject to notice of issuance, on the Nasdaq National Market;

                      (xxxiv) Except where such failures to comply or violations would not in the aggregate have a Material Adverse Effect on the Company, (i) the Company has complied with the Immigration Reform and Control Act of 1986 and all Regulations promulgated thereunder ("IRCA") with respect to the completion and maintenance of Forms I-9, Employment Eligibility Verification Forms, for all of its current employees and reverification of the employment status of any and all employees whose employment authorization documents indicated a limited period of employment authorization; (ii) with respect to all former employees who left the Company's employment within three years prior to the date hereof, the Company has complied with IRCA with respect to the maintenance of Forms I-9 for at least three years or for one year beyond the date of termination, whichever is later; (iii) the Company has had no immigration violations and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of IRCA; and (iv) it has not been warned, fined or otherwise penalized by reason of any failure to comply with IRCA, and no such proceeding is pending or threatened.

               (B) REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder severally and not jointly represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

                      (i) Such Selling Shareholder has full right, power and
               authority to enter into this Agreement, the Custody Agreement and Power of Attorney (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder, as the case may be; and the execution and delivery of this Agreement and Custody Agreement and Power of Attorney have been duly authorized by all necessary action of such Selling Shareholder.

                      (ii) Such Selling Shareholder has duly executed and
               delivered this Agreement, the Custody Agreement and Power of Attorney.

                      (iii) No consent, approval, authorization, order or
               declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                      (iv) The sale of the Shares to be sold by such Selling
               Shareholder and the performance of this Agreement, and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or to which any of their respective properties or assets is subject, or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

                      (v) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the

               Shares to be sold by such Selling Shareholder hereunder, as the case may be, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, as the case may be, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever arising under or through such selling Shareholder, will pass to the several Underwriters.

                      (vi) Such Selling Shareholder has not (A) taken, directly
               or indirectly any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                      (vii) To the extent any statements or omissions have been
               made in any Preliminary Prospectus, the Registration Statement or any amendments thereto or the Prospectus or any amendments or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder specifically for use therein, such statements or omissions conform in all material respects to the requirements of the Act and the Rules and Regulations of the Commission promulgated thereunder and did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                      (viii) Certificates in negotiable form representing all of the Shares to be sold by each Selling Shareholder have been placed in custody under a Custody Agreement and Power of Attorney, in the form heretofore approved by the Underwriters, duly executed and delivered by such Selling Shareholder to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., as custodian (the "Custodian"), and that pursuant to such Custody Agreement and Power of Attorney such Selling Shareholder has duly appointed the persons indicated in SCHEDULE II hereto as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, as the case may be, and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney.

                      (ix) The Shares held in custody for such Selling
               Shareholder by the Custodian are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys- in-Fact, are irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder.

        2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per share, the number of the Company Firm Shares set forth opposite the name of each Underwriter on SCHEDULE I, (b) the Selling Shareholders severally and not jointly, agree to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, the number of Shareholder Firm Shares set forth opposite the names of each Underwriter on SCHEDULE I hereto.

        The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part up to 687,750 Optional Shares at the purchase price per share set forth in clause (a) in the paragraph above for the sole purpose of covering over-allotments in the sale of Firm Shares. If the option granted hereby is exercised in part, then the respective number of Optional Shares to be purchased by each of the Underwriters shall be determined by multiplying the total number of Optional Shares as to which such election shall have been exercised by the Underwriters by a fraction, the numerator of which is the maximum number of Optional Shares such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in SCHEDULE I hereto and the denominator of which is the maximum number of Optional Shares that all Underwriters are entitled to purchase hereunder (with the resulting number to be adjusted by the Underwriters so as to eliminate fractional shares). Any such election to purchase Optional Shares may be exercised by written notice from the Underwriters to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Underwriters but in no event earlier than the First Time of Delivery or, unless the Underwriters and the Company otherwise agree, to furnish or cause to be furnished to the Underwriters the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at the Subsequent Time of Delivery.

        3. OFFERING BY THE UNDERWRITERS. Upon the authorization by the Underwriters of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

        4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Raymond James & Associates, Inc. may request upon at least 48 hours prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Shareholders to the Underwriters for the account of such Underwriter, against payment by such Underwriter on its behalf as provided herein. Payment shall be made (i) with respect to the purchase price for the Company Firm Shares and any Optional Shares purchased from the Company if any Optional Shares are purchased hereunder, to the Company by official bank check or checks payable to the order of the Company, in next day available funds against delivery of the certificates for the Company Firm Shares or Optional Shares purchased from the Company, as the case may be, and (ii) with respect to the purchase price for Shareholder Firm Shares to the Custodian by official bank check or checks payable to the order of the Custodian, in next day available funds against delivery of the certificates for the Shareholder Firm Shares or Optional Shares purchased from Selling Shareholders, as the case may be. The closing of the sale and purchase of the Shares shall be held at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, except that physical delivery of certificates for the Shares shall be made at the direction of the Underwriters either at the office of Interwest Transfer Company, 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, or shall be made to The Depository Trust Company ("DTC"), 55 Water Street, New York, New York 10041, for the account of the Underwriters or for such other accounts as the Underwriters shall specify to DTC. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., eastern time, on the third full business day after this Agreement is executed or at such other time and date as the Underwriters and the Company and the Attorneys-in-Fact, on behalf of the Selling Shareholders, may agree upon in writing, and, with respect to the Optional Shares, 10:00 a.m., eastern time, on the date specified by the Underwriters in the written notice given by the Underwriters of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Underwriters, the Company and the Attorneys-in-Fact, on behalf of the Selling Shareholders, may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," and such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make certificates for the Shares available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of the office of DTC or at such other location in New York, New York specified by the Underwriters in writing at least 48 hours prior to such Time of Delivery.

        5.     COVENANTS.

               (A) COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

                      (i) If the Registration Statement has been declared
               effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Underwriters, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

                      (ii) The Company will not file with the Commission the
               Prospectus or the amendment referred to in the second sentence of
               Section 1(a)(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Underwriters have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof, such consent not to be unreasonably delayed or withheld. The Company will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the reasonable request of the Underwriters or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Underwriters, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Underwriters of each such filing or effectiveness.

                      (iii) The Company will advise the Underwriters promptly
               after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                      (iv) If the delivery of a prospectus relating to the
               Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify the Underwriters and upon their request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Underwriters may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon request of the Underwriters but at the expense of the Underwriters, the Company will prepare and deliver to the Underwriters as many copies as the Underwriters may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                      (v) The Company promptly from time to time will take such
               action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may request and will continue such qualification in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                      (vi) The Company will promptly provide the Representative, without charge, (A) two manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

                      (vii) As soon as practicable, but in any event not later
               than the last day of the fifteenth month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) conforming with Section 11(a) of the Act and Rule 158 thereunder.

                      (viii) During the period beginning from the date hereof
               and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without the prior written consent of the Underwriters, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except
               (a) as provided in Section 2 and except for the issuance of Common Stock upon the exercise of stock options or warrants outstanding on the date of this Agreement to the extent that such stock options or warrants were issued pursuant to plans or agreements which are disclosed in the Prospectus, (b) the grant of options to employees or directors under existing stock option plans, or (c) as otherwise disclosed or contemplated by the Prospectus.

                      (ix) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders generally, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or the National Association of Securities Dealers, Inc. or any national securities exchange or quotation service upon which trading in shares of the Common Stock is listed or reported, and (C) such additional information concerning the business and financial condition of the Company as the Underwriters may reasonably request subject to appropriate confidentiality provisions with respect to material non-public information.

                      (x) The Company will not (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares, or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                      (xi) The Company will apply the net proceeds from the
               offering in the manner set forth under "Use of Proceeds" in the Prospectus.

                      (xii) The Company will cause the Shares to be duly
               included for trading on the Nasdaq National Market at each Time of Delivery and maintain such status on the Nasdaq National Market or be listed on a national securities exchange, on a continuous basis for at least three years from the date hereof.

                      (xiii) If at any time during the period beginning on the
               date the Registration Statement becomes effective and ending on the later of (A) the date 25 days after such effective date (or if the Underwriter's option granted pursuant to Section 2 hereof has not been exercised by such date, then 30 days after such effective date) or (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (2) the date on which the Company first issues a quarterly financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Underwriters the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from the Underwriters advising the Company to the effect set forth above, forthwith prepare, consult with the Underwriters concerning the substance of, and consult with Company counsel to determine whether or not it is advisable, under the circumstances, to disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

               (B) COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder severally covenants and agrees with each of the Underwriters and the Company that:

                      (i) During the period beginning from the date hereof and
               continuing to and including (x) with respect to the Principal Selling Shareholders the date 180 days after the date of the Prospectus, and (y) with respect to the Non-principal Selling Shareholders the date 90 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of the Underwriters, offer, pledge, issue, sell, contract to sell, grant any option for the sale. of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock.

                      (ii) Such Selling Shareholder will not (A) take, directly
               or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                      (iii) In order to document the Underwriters' compliance
               with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to the Underwriters prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

        6. EXPENSES. The Company and each of the Selling Shareholders will pay all costs and expenses incident to the performance of their respective obligations under this Agreement, (in such proportion as may have been or may be agreed upon among them or, in the absence of such agreement, in proportion to the number of Firm Shares sold by each of them) whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to
Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents and this Agreement to the Underwriters; (iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. In addition, each Selling Shareholder will pay (unless the Company agrees to make such payment) all costs and expenses incident to (i) the fees, disbursements and expenses of any special counsel retained by such Selling Shareholder, (ii) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and
(iii) the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In addition, at the time of the execution of this Agreement, the Company shall pay $100,000 to the Representative, as a non-accountable expense allowance, by delivery of a certified or cashiers' check. It is understood, however, that, except as provided in this Section,
Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

        7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

               (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m.,

Eastern time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Underwriters in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Underwriters, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

               (b) Holland & Knight, counsel for the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably request which opinion the Underwriters shall use their best efforts to cause said firm to furnish, and the Company shall have furnished to such counsel such documents as such counsel or the Underwriters request prior to such Time of Delivery for the purpose of enabling them to pass upon such matters.

               (c) The Underwriters shall have received an opinion, dated at each Time of Delivery, of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., to the effect that:

                      (i) The Company and each of its subsidiaries has been duly organized, is validly existing under the laws of its jurisdiction of organization and has the power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and the Company has the power and authority to enter into this Agreement and perform its obligations hereunder. The Company and each of its subsidiaries is duly qualified to transact business under the laws of each jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

                      (ii) The Company's authorized, issued and outstanding
               capital stock is set forth in the Prospectus. All of the issued shares of Common Stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company) has any statutory preemptive or, to the knowledge of such counsel, other rights to subscribe for any of the Shares.

                      (iii) The Company has no subsidiaries other than those
               listed on Exhibit 22 to the Registration Statement and, to the knowledge of such counsel, does not have any ownership interest in any partnership, joint venture or other entity or association. The Company owns 100% of the issued and outstanding capital stock of each of its subsidiaries listed on such Exhibit 22, except for the subsidiaries (A) organized under the laws of England, Hungary, Peru and Uruguay, as to each of which it owns 99.2%, 51%, 60% and 50% respectively, of the issued and outstanding capital stock or other type of ownership interest, as the case may be, and (B) organized under the laws of Belgium, France and Portugal as to each of which it owns approximately 99.997% of the issued and outstanding capital stock or other type of ownership interest, as the case may be.

                      (iv) Except as disclosed in the Prospectus, to the
               knowledge of such counsel there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                      (v) The Shares to be issued and sold by the Company have
               been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus, and the certificates evidencing the Shares will comply with all applicable requirements of Florida law.

                      (vi) Except as disclosed in the Prospectus, to the
               knowledge of such counsel there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively exercised or waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                      (vii) All offers and sales of the Company's capital stock
               prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or qualified or were the subject of an available exemption from the registration or qualification requirements of the applicable state securities or blue sky laws (or are not required to be so registered or qualified because such requirement to register or qualify is barred by an applicable statute of limitations with respect to any failure to so register or qualify).

                      (viii) The Company is not, nor with the giving of notice
               or passage of time or both, will it be in violation of its Articles of Incorporation or Bylaws or in default under any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which any of its properties or assets is subject.

                      (ix) The issue and sale of the Shares being issued at such
               Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any statute, rule or regulation or, to the extent known to such counsel, any order, judgment or decree of any court or governmental agency or body known having jurisdiction over the Company or any of its properties or assets.

                      (x) No consent, approval, authorization, order or
               declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                      (xi) To such counsel's knowledge, and other than as
               disclosed in or contemplated by the Prospectus, (A) there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company or any of its subsidiaries is a party or of which any of its properties or assets is the subject which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate have a Material Adverse Effect; and (B) neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any foreign or domestic statute, rule, regulation, order, judgment or decree, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, or any export control Laws or Executive Orders issued pursuant to those Laws nor is the Company or any of its subsidiaries required to take any action in order to avoid any such violation or default in any case where such violations or defaults would individually or in the aggregate have a Material Adverse Effect.

                      (xii) This Agreement has been duly authorized, executed and delivered by the Company.

                      (xiii) The Registration Statement and the Prospectus and
               each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes and legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                      (xiv) The Registration Statement is effective under the
               Act, any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                      (xv) The Company is not, and will not be as a result of
               the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

               In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on warranties, representations and certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than Florida or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel reasonably satisfactory to counsel for the Underwriters, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Underwriters and counsel for the Underwriters.

               In addition, such counsel shall state that (i) based solely upon a letter from The Nasdaq Stock Market Inc. to the Company attached to such counsel's opinion, the Firm Shares, the outstanding shares, and the Optional Shares have been duly included for trading on the Nasdaq National Market upon issuance of the Shares and (ii) such counsel has participated in conferences with officers and other representatives of the Company and the Underwriters and their counsel during which the contents of the Registration Statement and the Prospectus and related matters were discussed and reviewed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the information that such counsel developed in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law, that nothing came to their attention that caused them to believe that the Registration Statement or the Prospectus (other than the financial statements and schedules and the other financial and statistical data therein, as to which such counsel need express no belief), on such effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Underwriters shall have received an opinion, dated such Time of Delivery of Greenberg Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel to the Selling Shareholders, such opinion to be in form and substance reasonably satisfactory to the Underwriters and to counsel to the Underwriters, to the effect:

                      (i) A Custody Agreement and Power of Attorney has been
               duly executed and delivered by each Selling Shareholder, which is irrevocable and enforceable against such Selling Shareholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                      (ii) This Agreement has been duly executed and delivered
               by or on behalf of such Selling Shareholder; the sale of the Shares to be sold by such Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other amendment or instrument known to such counsel to which such Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body known to such counsel having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

                      (iii) No consent, approval, authorization, order or
               declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                      (iv) Delivery of certificates for the Shares by such
               Selling Shareholders pursuant to the terms hereof will pass valid and marketable title thereto to each Underwriter that purchased Shares for value in good faith and without notice of any adverse claim with respect thereto within the meaning of the Uniform Commercial Code as in effect in Florida, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever arising under or through the Selling Shareholder.

               (e) The Underwriters shall have received from each of Grant Thornton, LLP, BDO Binder, AG and Arthur Andersen, LLP, letters dated the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect set forth in Annex I hereto. In the event that the letters referred to in this Section 7(e) set forth any changes, decreases or increases in the items specified in clause (iii) of Annex I, it shall be a further condition to the obligations of the Underwriters that
(i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole business judgment of the Underwriters, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

               (f) Since the date of the latest audited financial statements included in the Prospectus, the Company shall not have sustained (i) any loss or interference with its business from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in the sole business judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

               (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York or American Stock Exchanges, or The Nasdaq National Market or any setting of minimum prices for trading on such exchanges or Market or trading in the Common Stock shall have been suspended by the Commission or The Nasdaq Stock Market; (ii) a moratorium on commercial banking activities in New York or Florida declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity, emergency, crisis or change in political, financial or economic condition or other material event, if the effect of any such event specified in this clause (iii) in the sole business judgment of the Underwriters makes it impractical or inadvisable to proceed with the purchase, sale and delivery of the Shares to be delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof, and this Agreement.

               (h) The Company shall have furnished to the Underwriters at such Time of Delivery certificates of officers of the Company and certificates of the Attorney-in-Fact for the Selling Shareholders, reasonably satisfactory to the Underwriters, as to the accuracy in all material respects of the representations and warranties of the Company and such Selling Shareholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Underwriters may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
(a) and (f) of this Section 7, and as to such other matters as the Underwriters may reasonably request.

               (i) The Shares shall have been approved for trading upon notice of issuance on The Nasdaq National Market.

               (j) The Lockup Letters shall have been delivered to the Underwriters and the Company shall have noted the restrictions contained in such Lockup Letters on the books and records of the Company relating to stock transfers and on any certificates representing shares of Common Stock held by such persons.

        8.     INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company and the Principal Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section l(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any Amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein. The obligations of the Company and the Principal Selling Shareholders to indemnify the Underwriters (and any controlling person of each Underwriter) pursuant to this Agreement is subject to the condition that, insofar as such losses, claims, damages, liabilities or expenses relate to any such untrue statement, alleged untrue statement, omission or alleged omission made in a Preliminary Prospectus that is corrected in the Prospectus, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting such losses, liabilities, claims, damages or expenses purchased the Shares in the Offering, if (i) such Underwriter failed to deliver a copy of the Prospectus to such person at or prior to the time delivery of the Prospectus is required by the Act, unless such failure was due to the failure by the Company to provide copies of the Prospectus to such Underwriter; and (ii) the delivery of such Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities or expenses asserted by such person. Neither the Company nor any of the Principal Selling Shareholders will without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). Notwithstanding the provisions of this
Section 8(a), the Underwriters shall not be entitled to indemnity or contribution from any Principal Selling Shareholder except until and to the extent that, either (A) at the time indemnity is sought from any of the Principal Selling Shareholders, the Company is insolvent or subject to proceedings pending under Title 11 of the United States Code, (B) the Underwriters have pursued to the fullest practicable extent (as defined below) indemnity or reimbursement from the Company with respect to such losses, claims, damages or liabilities pursuant to this Section 8 and such indemnification or reimbursement has not been provided, or has been provided in an amount less than the total losses, claims, damages or liabilities to which the Underwriters are subject and entitled to indemnity hereunder, or (C) the Underwriters have sought indemnity from the Company and the total amount paid (or agreed to be paid) by the Company to or on behalf of the Underwriters pursuant to the indemnity and reimbursement agreements contained in this Section 8 equals or exceeds the aggregate initial public offering price of the stock sold by the Company to the Underwriters. The foregoing sentence shall only serve to limit the circumstances in which indemnity may be sought from the Principal Selling Shareholders and nothing contained in such sentence shall be deemed to limit or restrict any amounts otherwise payable by the Company pursuant to this Section 8. For the purposes of this paragraph, the Underwriters shall be deemed to have pursued indemnity or reimbursement "to the fullest practicable extent" if a final judgment shall have been entered by a court of competent jurisdiction or if more than twenty-four (24) months shall have elapsed following the filing by the Underwriters in a court of competent jurisdiction of a complaint against the Company seeking to enforce the Underwriters' rights under this Section 8, provided that the Underwriters shall have diligently prosecuted such claim during the twenty-four month period. Notwithstanding the foregoing provisions of this Section 8(a), the Underwriters shall not be entitled to indemnity or contribution from any Principal Selling Shareholder in excess of the net proceeds of the offering (before deducting expenses) received by such Principal Selling Shareholder, unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and conformity with written information furnished to the Company by such Principal Selling Shareholder expressly for use therein, in which case such limitation of liability of such Principal Selling Shareholders shall not apply.

               (b) Each Non-principal Selling Shareholder, severally but not jointly, agrees to indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Non-principal Selling Shareholder in Section 1(b) of this Agreement; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that no such Non-principal Selling Shareholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein. The obligations of the Non-principal Selling Shareholders to indemnify the Underwriters (or any controlling person of such Underwriter) pursuant to this indemnity agreement is subject to the condition that, insofar as such losses, claims, damages, liabilities or expenses relate to any such untrue statement, alleged untrue statement, omission or alleged omission made in a Preliminary Prospectus that is corrected in the Prospectus, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting such losses, liabilities, claims, damages or expenses purchased the Shares in the Offering, if (i) such Underwriter failed to deliver a copy of the Prospectus to such person at or prior to the time delivery of the Prospectus is required by the Act, unless such failure was due to the failure by the Company to provide copies of the Prospectus to such Underwriter; and (ii) the delivery of such Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities or expenses asserted by such person. The Non- principal Selling Shareholders will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). Notwithstanding the foregoing provisions of this
Section 8(b), the Underwriters shall not be entitled to indemnity or contribution from any Non-principal Selling Shareholder in excess of the net proceeds of the offering (before deducting expenses) received by such Non-principal Selling Shareholder, unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and conformity with written information furnished to the Company by such Non-principal Selling Shareholder expressly for use therein, in which case such limitation of liability of such Non-principal Selling Shareholders shall not apply.

               (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder and their directors and officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and each Selling Shareholder and their directors and officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder and their directors and officers who sign the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in connection with investigating or defending any such loss, claim, damage, liability or action.

               (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advice of counsel that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party, PROVIDED, FURTHER, HOWEVER, that the Company shall be liable for the fees and expenses of only one separate firm of attorneys (in addition to local counsel) for all indemnified parties at any time in connection with any action, suit or proceeding or in a series of separate but substantially similar or related actions, suits or proceedings arising out of the same general allegations and circumstances. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this
Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

               (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Shareholder from the sale of Shares exceeds the damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company or such Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

        9.     DEFAULT OF UNDERWRITER.

               (a) If any Underwriter defaults in its obligation to purchase Shares which it has agreed to purchase at a Time of Delivery, the other Underwriters, in their discretion, may arrange for their purchase of, or for another party or other parties to purchase, such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Underwriters notify the Company and the Selling

Shareholders that they have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify the Underwriters that they have so arranged for the purchase of such Shares, the Underwriters or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the Underwriters may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Underwriters and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non- defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               10.    TERMINATION.

               (a) This Agreement may be terminated with respect to the (i) the Firm Shares or (ii) any Optional Shares, in the sole discretion of the Underwriters, by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter by the Underwriters and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default,

        11. WARRANTS. As additional consideration to induce the Representative to enter into this Agreement, at the First Time of Delivery, the Company shall sell to the Representative for $100 a warrant to purchase 300,000 shares of its Common Stock, in substantially the form attached to this Agreement as Annex II.

        12. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(f) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(f), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

        13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered by courier or faxed and confirmed in writing to the Underwriters in care of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716,
Attention: John H. Hill, Jr., with a copy to Holland & Knight, 701 Brickell Avenue, Miami, Florida 33131, Attention Bernard Jacobson, Esq.; and if sent to the Company or any Selling Shareholder, shall be mailed, delivered by courier or faxed and confirmed in writing to the Company at 2153 N.W. 86th Avenue, Miami, Florida 33122, with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. 1221 Brickell Avenue Miami, Florida 33131, Attention Paul Berkowitz, Esq. Notices sent by mail shall be effective three days after mailing, but notices otherwise transmitted shall be effective upon receipt.

        14. ACTION BY THE UNDERWRITERS. Any action under this Agreement taken by Raymond James & Associates, Inc. will be binding upon the Underwriters.

        15. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to any provisions regarding conflicts of laws.

        17. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by Raymond James & Associates, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company and the Selling Shareholders for examination, upon request, but without warranty on the part of the Underwriters as to the authority of the signers thereof.

                                       Very truly yours,

                                       CHS ELECTRONICS, INC.

                                       By:
                                          --------------------------------------

                                       Title:
                                            ------------------------------------

                                       SELLING SHAREHOLDERS LISTED ON
                                       Schedule II

                                       By:
                                          --------------------------------------
                                          Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above at
June ___, 1996.

RAYMOND JAMES & ASSOCIATES, INC.

By: Raymond James & Associates, Inc.

By:
   ---------------------------------
   As Representative and on behalf of each
   of the Underwriters

                                          SCHEDULE I

                                                                                           MAXIMUM
                                                       NUMBER OF          TOTAL           NUMBER OF
                                       NUMBER OF        SELLING         NUMBER OF      OPTIONAL SHARES
                                        COMPANY       SHAREHOLDER          FIRM        TO BE PURCHASED
                                      FIRM SHARES     FIRM SHARES       SHARES TO      UPON EXERCISE OF
                                         TO BE           TO BE              BE          OVER-ALLOTMENT
UNDERWRITER                            PURCHASED       PURCHASED        PURCHASED           OPTION
- -----------                            ---------       ---------        ---------           ------
Raymond James & Associates, Inc.

                                          SCHEDULE II

                                                                               NUMBER OF OPTIONAL
                                                            TOTAL              SHARES TO BE SOLD
                                                        NUMBER OF FIRM        (MAXIMUM) IF OVER-
                                                         SHARES TO BE         ALLOTMENT OPTION IS
COMPANY                                                      SOLD                  EXERCISED
- -------                                                 --------------        -------------------
CHS ELECTRONICS, INC.

SELLING SHAREHOLDERS (1):
      Principal Selling Shareholders:
             Comtrad, Inc.                                 1,000,000                   0
             Alvin Perlman                                   460,000                   0

      Non-principal Selling Shareholders:
             Peter Hammett                                    56,410                   0
             Jean Jacques Charrier                             7,051                   0
          Pierre Delphin                                      60,000                   0

(1) Each of the Selling Shareholders has executed and delivered a Custody Agreement and Power of Attorney appointing ________________ and ____________________ as Attorneys-in-Fact.

                                     ANNEX I

        Pursuant to Section 7(e) of the Underwriting Agreement, Grant Thornton, LLP, BDO Seidman LLP and Arthur Andersen LLP, shall furnish letters to the Underwriters to the effect that:

               (i) they are independent public accountants with respect to the Company within the meaning the Act and the applicable published rules and regulations thereunder;

               (ii) in their opinion, the financial statements and schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

               (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) the unaudited financial statements of the Company
               included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted principles applied on the basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                      (B) the unaudited amounts for sales, net revenues and
               total and per share amounts of net income included in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for those same periods or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus;

                      (C) as of a specified date not more than five days prior
               to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                      (D) for the period from the date of the latest financial
               statements included in the Prospectus to the specified date referred to in Clause (A) there were any decreases in net sales or operating income or the total or per share amounts of net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

               (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

        References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.

        Pursuant to Section 7(e) of the Underwriting Agreement, Grant Thornton, LLP, BDO Seidman, LLP, and Arthur Andersen, LLP, shall furnish letters to the Underwriters to the effect that:

                      (i) they are independent public accountants with respect
               to the Company within the meaning the Act and the applicable published rules and regulations thereunder;

                      (ii) in their opinion, the financial statements and
               schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder.

                                    ANNEX II

                          Common Stock Purchase Warrant

WARRANT NO. _________                                   Warrant to Purchase
Void after 5:00 P.M.                                    300,000 Shares
Eastern Time                                            of Common Stock ($.001
June __, 2001                                           par value)

                          COMMON STOCK PURCHASE WARRANT

                              CHS ELECTRONICS INC.

             (One Warrant is required for the purchase of one Share,
                    subject to adjustment as provided below)

        This is to certify that, for value received and subject to the conditions herein set forth, Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716 or its registered assigns, is entitled to purchase, at any time during the period commencing on June __, 1997 and ending at 5:00 P.M. Eastern time, June __, 2001 (the "Expiration Date"), such number of shares of the Common Stock ($ .001 par value) ("Common Stock" or "CHS Shares") of CHS Electronics, Inc., a Florida corporation ("CHS" or the "Company"), as shall equal the number of warrants (the "Warrants") evidenced by this Certificate (such Shares purchasable upon exercise of the Warrants are herein called the "Warrant Shares"). The purchase price of each Warrant Share shall be the applicable sum set forth in Section 2, as may be adjusted from time to time pursuant to the provisions hereof (the "Purchase Price").

        The term "Holder" as used herein shall mean Raymond James & Associates, Inc. and/or its assigns to whom Warrants have been duly transferred. CHS shall maintain, at its principal office in Miami, a Warrant Register containing the name and address of each Holder, the number of Warrants registered in the name of each Holder, the number of the Certificate representing such Warrants, the date of such Certificate and any other pertinent information.

        1.     REGISTRATION.

               The Warrants and the Warrant Shares have been included in the Registration Statement filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), File No. 333-_______ (the "Registration Statement"). Until the Expiration Date, or such earlier time as all of the Warrants have been exercised, the

Company shall prepare and cause to be filed and cause to become and remain effective such amendments or supplements to the Registration Statement and the Prospectus contained therein, as shall be required under the Act in order to keep the Warrants and Warrant Shares registered under the Act, in order to deliver to the Holders, upon exercise of the Warrants, a prospectus meeting the requirements of Section 10(a)(3) of the Act. In the event it is determined by a Holder that in order for a Holder to offer and sell Warrant Shares, a post-effective amendment to the Registration Statement containing an amended or supplemented Prospectus or another registration statement is required to be filed, CHS promptly upon receipt of notice from such Holder of its present intent to exercise Warrants, shall file such post-effective amendment amending the Registration Statement or file such other registration statement. Either the post-effective amendment or the new registration statement shall include among other information, such information as may be necessary for the Holder to offer and sell Warrant Shares pursuant to the Prospectus or a prospectus contained in such other registration statement. CHS shall diligently take such action as may be required to assure that the Registration Statement as amended or the new registration statement shall promptly become effective. After delivery of such number of Warrants that are being exercised and the applicable Purchase Price, CHS shall deliver to the Holder certificates for Warrant Shares and such number of final Prospectuses as the Holder may require for offer and sale of the Warrant Shares.

        The Company shall obtain and keep effective all permits, consents and approvals of governmental agencies and authorities, and shall take all action which may be necessary to maintain the registration of the Warrant Shares under the Securities and Exchange Act of 1934 (the "Exchange Act") and to qualify the Warrants and Warrant Shares for sale under the securities laws of such of the states, territories and possessions of the United States and Canadian Provinces (the "Blue Sky Laws") as may be necessary to permit the free exercise of the Warrants, and the issuance, sale, transfer and delivery of the Warrant Shares and maintain such qualifications during the entire period in which the Warrants are exercisable.

        2.     WARRANT YEAR, PURCHASE PRICE.

               A "Warrant Year" shall mean the full twelve month period beginning on June __ and ending at 5:00 P.M. Eastern time on June __ of the next year. The first Warrant Year shall begin on June __, 1997. There shall only be four Warrant Years. The final Warrant Year shall end at 5:00 P.M. Eastern time on June __, 2001.

               The Purchase Price per share of the Warrant Shares upon the exercise hereof, in whole or in part, subject to possible adjustment as provided in Section 4 hereof, during the first Warrant Year, shall be 107% of the offering price of the Common Stock established in the Prospectus contained in the Registration Statement (the "Offering Price"). The Purchase Price in each succeeding Warrant Year shall be increased by an additional seven percent (7%) of the Offering Price. Thus, the Purchase Price shall be:

        WARRANT YEAR NUMBER                          PURCHASE PRICE
        -------------------                          --------------
               One                            $____ (107% of Offering Price)
               Two                            $____ (114% of Offering Price)
               Three                          $____ (121% of Offering Price)
               Four                           $____ (128% of Offering Price)

        3.     EXERCISE OF WARRANT.

               In order to exercise this Warrant, in whole or in part, the Holder shall complete the attached Subscription Form, and deliver to CHS the Subscription Form, Warrants for the number of Warrant Shares being purchased and:

               (a) cash or a check in an amount equal to the then aggregate Purchase Price at the CHS Principal office in Miami, Florida; or

               (b) at the election of the Holder, Warrants may be exercised through a cashless exercise, by the Holder delivering notice of such election to the Company together with the Warrants being exercised and an additional number of Warrants constituting payment for such exercise (the "Payment Warrants"). The cash equivalent of the Payment Warrants required for the exercise shall be computed by subtracting the Purchase Price of a Warrant Share from the Market Price of a CHS Share, with the remainder multiplied by the number of Warrants being exercised. The "Market Price" of a CHS Share shall be the closing price of CHS Shares, as reported in the WALL STREET JOURNAL, for the five trading days immediately preceding the date of the exercise of the Warrants.

               CHS will promptly deliver to the Holder, or to such other person as the Holder shall specify, certificates representing the number of Warrant Shares being purchased, in certificates of 100 Warrant Shares each, or in such other denominations as the Holder may request, registered in the name of the Holder, or its nominee, and such number of prospectuses meeting the requirements of Section 10(a)(3) of the Act as specified by the Holder.

        4.     ADJUSTMENT OF PURCHASE PRICE ANTI-DILUTION PROVISIONS.

               The Purchase Price and the number of Warrant Shares shall be subject to adjustment from time to time as hereinafter provided.

               (a) If, prior to the expiration of this Warrant by exercise or by its terms, CHS shall issue any CHS Shares as a stock dividend or subdivide the number of outstanding CHS Shares into a greater number of Shares, then in either of such cases, the Purchase Price shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, in the event CHS shall contract the number of outstanding CHS Shares by combining such Shares into a smaller number of Shares, then, in such case, the Purchase Price shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. The declaration of a dividend payable in cash on CHS Shares at substantially the same time as CHS offers to its shareholders a right to purchase new CHS Shares from the proceeds of such dividend or for an amount substantially equal to the dividend, shall, for the purpose of this Warrant, be deemed to have been issued as a Share dividend. Any dividend paid or distributed upon CHS Shares or a class of securities convertible into CHS Shares shall be treated as a dividend paid on CHS Shares to the extent that CHS Shares are issuable upon the conversion thereof.

               An adjustment made pursuant to this subparagraph (a) shall become effective (i) in the case of a dividend, immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend and (ii) in the case of a subdivision or contraction, immediately after the time when such subdivision or contraction, as the case may be, becomes effective.

               No adjustment of the Purchase Price, however, shall be made in an amount less than $.10 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.10 per share or more.

               (b) If, prior to the expiration of any Warrant by exercise or by its terms, CHS shall be recapitalized by reclassifying its outstanding CHS Shares into another class, kind, or series of stock or in the event of any other capital reorganization, or if CHS or a successor corporation shall consolidate or merge with or convey or transfer all or substantially all of its property and assets to any other corporation or person, or if shareholders of 50% or more of CHS

Shares agree to and do accept an offer to acquire outstanding CHS Shares (a "Tender Offer") then, as a condition of such recapitalization, consolidation, reorganization, merger, conveyance, transfer, or Tender Offer, lawful and adequate provision shall be made whereby the Holder shall thereafter have:

                      (i) the right to receive the consideration payable to CHS shareholders with respect to a Tender Offer and the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the CHS Shares theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of CHS Shares theretofore purchasable upon the exercise of this Warrant, and in any such event, the rights of the Holder to an adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant as hereinbefore provided shall continue and be preserved in respect of any stock or other securities which the Holder becomes entitled to purchase; and

                      (ii) the right to immediate exercise of any of the rights described in Section 4(b)(i) and, in furtherance thereof, the right to immediate exercise of the Warrants, notwithstanding that the events giving rise to the rights described in Section 4(b)(i) occur prior to the beginning of the First Warrant Year, and notwithstanding any other terms of this Warrant.

               The provisions of this subparagraph (b) shall similarly apply to successive recapitalizations, consolidations, mergers, reorganizations, conveyances, transfers or Tender Offers.

               (c) If the Company shall issue any CHS Shares for a consideration per Share less than the fair market value of CHS Shares (other than Shares issuable pursuant to any Company employee benefit plan or employment contract to which the Company is a party) then, in each such case, the Purchase Price shall forthwith be decreased by the amount equal to such fair market value per share less (x) the sum of (i) the product obtained by multiplying the number of CHS Shares outstanding immediately prior to such issue or sale times the fair market value of such CHS Shares in effect immediately prior to such issue or sale plus
(ii) the consideration, if any, received by the Company upon such issue or sale, all divided by (y) the number of CHS Shares outstanding immediately after such issue or sale.

               In any determination of an adjusted Purchase Price (i) the number of CHS Shares outstanding at any given time shall exclude CHS Shares in the treasury of the Company and shall include CHS Shares issuable in respect of scrip certificates issued in lieu of fractions of CHS Shares for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such CHS Shares, without deduction of the costs, expenses, fees and commissions incidental to the issue and sale thereof, and (ii) in the case of the issue of CHS Shares for a consideration other than cash, the consideration received by the Company therefor shall be deemed to be the fair value to the Company of such consideration as determined by the Board of Directors of the Company.

               In case of the issuance by the Company of any security that is convertible into CHS Shares or of any rights, warrants or options to purchase CHS Shares: (i) the Company shall be deemed to have issued the maximum number of CHS Shares deliverable upon the exercise of such conversion privileges or rights or options and (ii) the consideration thereof shall be deemed to be the consideration received by the Company for such convertible securities or for such rights or options, as the case may be, without the deduction of the costs, expenses, fees and commissions incidental to the issue and sale thereof plus:
(a) in the case of such convertible securities, any consideration or adjustment payment to be received by the Company in connection with such conversion, or (b) in the case of such rights or options, the minimum price at which CHS Shares are to be delivered upon the exercise of such rights or options. No further adjustment of the Purchase Price shall be made as a result of the actual issuance of the CHS Shares referred to in this paragraph. On the expiration of such rights or options, or the termination of such privilege to convert, the Purchase Price and the number of Warrant Shares purchasable upon exercise of the Warrants shall be readjusted to such Purchase Price and such number of CHS Shares as would have pertained had the adjustments made upon the issuance of such rights, options or convertible securities been made upon the basis of the issuance of only the number of CHS Shares actually delivered upon the exercise of such rights or options or upon the conversion of such securities.

               Whenever the Purchase Price is adjusted as above provided in this
Section 4(c), the number of Warrant Shares purchasable upon exercise of the Warrants immediately prior to such adjustment shall be increased, effective simultaneously with such adjustment, to equal the product obtained (calculated to the nearest full Share) by multiplying such number of CHS Shares by a fraction, the numerator of which is the Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Purchase Price in effect upon such adjustment which adjusted number of CHS Shares shall thereupon be the number of Warrant Shares purchasable upon exercise of the Warrants until adjusted as provided herein.

               (d)    If:

                   (i) the Company shall take a record of the holders
                       of its Common Stock for the purpose of entitling them to receive a dividend or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or

                  (ii) the Company shall take a record of the holders of its
                       Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                 (iii) in the event of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                  (iv) in the event of the voluntary of involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to each Holder at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, as the case may be. Such notice shall also specify the date or expected dates if any is to be fixed, as of which shareholders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidating or winding up, as the case may be. The failure to give such notice shall not affect the validity of any such proceeding or transaction and shall not affect the right of the Holder to participate in said dividend, distribution of rights or any such exchange.

               (e) If the Company at any time while any Warrant shall remain unexpired and unexercised shall dissolve, liquidate or wind up its affairs, the Holder may thereafter receive upon exercise hereof in lieu of each Warrant Share which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each Share of Common Stock of the Company.

               (f) Whenever the Purchase Price shall be adjusted as required by the provisions of this Section Four (4), the Company shall forthwith deposit with its Secretary at its principal office and with its stock transfer agent a certificate of its Chief Financial Officer showing the adjusted Purchase Price determined as therein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional Shares of Common Stock, if any, the consideration for such Shares, determined as in this Section Four (4) provided, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

               (g) No fractional Shares of Common Stock will be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of such fractional Shares, a cash payment therefor on the basis of the Market Price on the trading day immediately prior to exercise.

        5.     SPECIAL AGREEMENTS OF CHS.

               CHS covenants and agrees that:

               (a) A number of Shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants upon the basis hereinbefore set forth shall at all times during the term of the Warrants be reserved for the exercise thereof, and during the term of the Warrants, it will keep current in filing all Forms and other reports required to be filed with the Commission pursuant to the Act and the Exchange Act.

               (b) All Warrant Shares issued upon exercise of this Warrant will, upon issuance and payment of the Purchase Price therefor, be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof; and

               (c) All original issue taxes payable in respect of the issuance of Warrant Shares upon the exercise of this Warrant shall be borne by CHS.

        6.     LIMITATION OF RIGHTS.

               This Warrant shall not entitle the Holder to any of the rights of a shareholder of CHS and shall not entitle such Holder to cash dividends declared upon CHS Shares unless the Holder hereof shall have exercised this Warrant prior to the record date fixed by the Board of Directors for the determination of CHS Shareholders entitled to such dividend or unless other provisions of this Warrant provide otherwise.

        7.     RESTRICTIONS ON TRANSFER.

               (a)    This Warrant shall not be transferable prior to

June __, 1997 except

                      (i)    by operation of law if the Holder is a
                             corporation; or

                      (ii) by will or intestate succession in the event of the death of an individual Holder; or

                      (iii) to officers, directors, shareholders, or affiliates of Raymond James & Associates, Inc.

               (b) Commencing June __, 1997, this Warrant and any Warrant Shares may be offered for sale or transfer.

        8.     EXPENSES.

               CHS shall pay all Registration Expenses with respect to keeping the Warrants and Warrant Shares registered under the Act, the Exchange Act, all applicable Blue Sky Laws, all expenses with respect to any post-effective amendment to the Registration Statement, any other registration statement and the delivery to the holder of prospectuses related to either the former or the latter, and approval for trading on the Nasdaq National Market or listing on a national securities exchange.

        9.     TRANSFEREES.

               In the event that any of the Warrants or Warrant Shares shall at any time be transferred of record by a Holder, other than pursuant to the Registration Statement or another registration statement, the rights herein conferred shall extend to, and the obligations hereunder of the transferor shall be binding upon, the transferee of such Warrants or Warrant Shares.

        10.    INDEMNIFICATION.

               In the event of any offer by a post-effective amendment or other registration statement with respect to any Warrant Shares pursuant to the provisions hereof, CHS agrees to indemnify and hold harmless the Holder selling such Warrant Shares, each underwriter, if any, of such Shares, and each other person, if any, who controls such Holder or any such underwriter within the meaning of the Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which the Warrant Shares were registered and offered under the Act or any Prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, such underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that CHS will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or such Prospectus in reliance upon, and in conformity with, information furnished to CHS by such Holder, such underwriter or such controlling person, specifically for use in preparation thereof.

               In the event of any offer by a post-effective amendment or other registration statement with respect to any Warrant Shares pursuant to the provisions hereof, and to the extent permitted by applicable law, each Holder selling such Warrant Shares and each other person, if any, who controls such Holder within the meaning of the Act, agrees to indemnify and hold harmless CHS, each person who controls CHS within the meaning of the Act, and each officer and Director of CHS from and against any losses, claims, damages or liabilities, joint or several, to which CHS, such controlling person or any such officer or Director may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such post-effective amendment or other registration statement under which such Warrant Shares were offered or any Prospectus contained therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon, and in conformity with, information furnished to CHS by such Holder or such controlling person specifically for use in connection with the preparation thereof, and will reimburse CHS, each such controlling person and each such officer or Director for any legal or any other expenses reasonably incurred by them in connection with investigating, or defending any such loss, claim, damage, liability or action.

               Promptly after receipt by an indemnified party of notice of the commencement of any action or the assertion of a claim which may be subject to indemnification hereunder, such indemnified party, if a claim in respect thereof is to be made against an indemnifying party, will give written notice to such indemnifying party of the commencement or assertion thereof. Indemnification provided for under this Section 10 shall not be available to the indemnified party if it shall fail to give such notice to the indemnifying party (if the indemnifying party was not aware of the action) to the extent the indemnifying party was prejudiced by failure to receive such notice, but the omission to give such notice shall not relieve the indemnifying party from any liability it otherwise may have to the indemnified party. In case any such action is brought or such assertion is made against any indemnified party, and it notifies any indemnifying party of such commencement or assertion, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than the reasonable cost of investigation.

        11.    NOTICES.

               All notices and other communications which are required or which may be given hereunder shall be in writing and shall be delivered by a recognized courier service or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

               If to CHS:

                      CHS Electronics, Inc.
                      2153 N.W. 86th Avenue
                      Miami, Florida  33122

                      Attention: President

               If to any Holder hereof:

                      at the address appearing in the Company's Warrant Register or as otherwise provided by the Holder

Except as otherwise specifically provided in this Warrant, all notices and communications shall be deemed effective upon delivery. CHS and any Holder may change their address by written notice to that effect given to the other party in accordance with this Section.

        12.    SUCCESSORS.

               This Warrant shall inure to the benefit of and be binding upon the Holder, its successors and permitted assigns, and CHS, its successors and assigns.

        13.    SECTION HEADINGS.

               The section headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

        14.    BUSINESS DAY.

               Whenever the day for performance of an act, or the beginning or end of a period of time falls on a Saturday, Sunday or legal holiday in the State of Florida, such day shall be extended to the next business day. Otherwise all references to "days" or "dates" shall mean calendar days.

        15.    APPLICABLE LAW.

               This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of Florida without reference to conflict of law principles.

        16.    MISCELLANEOUS.

               This Warrant may be amended, supplemented or changed, and any provision hereof can be waived, discharged or terminated only by written instrument making specific reference to this Warrant signed by the party against whom enforcement of any such amendment, supplement, modification or waiver, discharge or termination is sought. Words importing the singular number shall mean and include the plural number and vice versa.

        17.    BINDING UPON HOLDER.

               The Holder by the acceptance hereof agrees to be bound by the provisions hereof and deliver a written acknowledgment to this effect upon receipt hereof by signing a duplicate of this Warrant at the place indicated.

        IN WITNESS WHEREOF, CHS ELECTRONICS, INC. has caused this Warrant to be executed by its officer thereunto duly authorized on June __, 1996.

                                       CHS ELECTRONICS, INC.

                                       By: /s/ CLAUDIO OSORIO
                                          --------------------------------------
                                          Claudio Osorio, President

ACCEPTED AND AGREED:

RAYMOND JAMES & ASSOCIATES, INC.

By:
   -------------------------------

Title:
      ----------------------------

                                SUBSCRIPTION FORM

                     TO BE EXECUTED By THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

TO CHS ELECTRONICS, INC.

        The undersigned hereby irrevocably exercises the within Warrant as to
 ...... Shares of Common Stock of CHS Electronics, Inc. called for thereby.
Please issue all of such Shares and deliver certificates representing such Shares (together with a new Warrant for the unexercised portion of the within Warrant, if the within Warrant has been exercised in part only), in accordance with the instructions given below.

                             Signature
                                      -------------------------------

                   INSTRUCTIONS FOR REGISTRATION AND DELIVERY

Name
     ---------------------------------------------------------------------------
                         (Please print in block letters)

Address
       -------------------------------------------------------------------------

Dated                     , 19
     --------------------     --

                               FORM OF ASSIGNMENT

                    (To be signed only upon such assignment)

               For value received, the undersigned hereby sells, assigns and transfers unto _____________________________________________ so much of the rights represented by the within Warrant to purchase from CHS Electronics, Inc. __________ Shares of the Common Stock of the Company, to which the within Warrant relates, and appoints_________________________________________attorney to transfer such right on the books of CHS Electronics, Inc. with full power of substitution in the premises.

               Dated:

                                               ---------------------------------
                                               (Signature must conform in all
                                               respects to name of Holder as
                                               specified on the face of the
                                               Warrant)